Exhibit 10.56

                             SUBSCRIPTION AGREEMENT



Interferon Sciences, Inc.
783 Jersey Avenue
New Brunswick, New Jersey 08901
Attn.:  Chief Executive Officer

Gentlemen:

         1. Subscription. The undersigned is hereby purchasing from Interferon Sciences, Inc., a Delaware corporation (the "Company"), the number of shares (the "Shares") of common stock, par value $.01 per share (the "Common Stock"), of the Company set forth on the signature page hereto, for a purchase price (the "Purchase Price") of $6.00 per Share.

         2. Closing. Payment of the Purchase Price is being made by electronic wire transfer in accordance with the following instructions:

         Account Name:     Interferon Sciences, Inc.
         Bank Name:        Summit Bank
         Bank Address:     223 Moore Street, Hackensack, New Jersey
         ABA#:             0212-0216-2
         Account #:        1910855005

or by delivery of a bank check or certified  check made  payable to  "Interferon
Sciences,   Inc."  against   delivery  to  the   undersigned  of  a  certificate
representing the Shares.

         3.       Transfer Restrictions.

         (a) The undersigned realizes that the Shares are not registered under the Securities Act of 1933, as amended (the "Act"), or any foreign or state securities laws. The undersigned agrees that the Shares will not be sold, offered for sale, transferred, pledged, hypothecated, or otherwise disposed of (collectively, "Disposed Of") except in compliance with the Act, if applicable, and applicable foreign and state securities laws. Purchasers of Shares can only Dispose Of the Shares pursuant to registration under the Act or pursuant to an exemption therefrom. The undersigned understands that to Dispose Of the Shares may require in some jurisdictions specific approval by the appropriate governmental agency or commission in such jurisdiction. The undersigned has been advised that, except as set forth in Section 5, the Company has no obligation, and does not intend, to cause the Shares to be registered under the Act or the securities law of any other jurisdiction or to comply with the requirements for any exemption under the Act, including but not limited to those provided by Rule 144 and Rule 144A promulgated under the Act, or under the securities law of any other jurisdiction.

         (b) To enable the Company to enforce the transfer restrictions contained in Section 3(a), the undersigned hereby consents to the placing of legends upon, and stop-transfer orders with the transfer agent of the Common Stock with respect to, the Shares.

         4. Representations and Warranties. To induce the Company to accept the undersigned's subscription, the undersigned hereby represents and warrants to the Company that:

         (a) the undersigned, if an individual, has reached the age of majority in the jurisdiction in which he resides; is a bona fide resident of the jurisdiction contained in the address set forth on the signature page of this Subscription Agreement; is legally competent to execute this Subscription Agreement; and does not intend to change residence to another jurisdiction;

         (b) the undersigned, if an entity, is duly authorized to execute this Subscription Agreement and this Subscription Agreement, when executed and delivered by the undersigned, will constitute a legal, valid, and binding obligation enforceable against the undersigned in accordance with its terms; and the execution, delivery, and performance of this Subscription Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate or other necessary action on the part of the undersigned;

         (c) the Shares subscribed for hereby are being acquired by the undersigned for investment purposes only, for the account of the undersigned and not with the view to any resale or distribution thereof, and the undersigned is not participating, directly or indirectly, in a distribution of such Shares and will not take, or cause to be taken, any action that would cause the undersigned to be deemed an "underwriter" of such Shares as defined in Section 2(11) of the Act;


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         (d) the  undersigned has had access to all materials,  books,  records, documents, and information relating to the Company, including (i) the Prospectus dated February 11, 1997 (the "February Prospectus"), (ii) the Annual Report on Form 10-K for the year ended December 31, 1996, (iii) the Quarterly Report on Form 10-Q for the quarter ended March 31, 1997, and (iv) the Proxy Statement dated April 30, 1997, and has been able to verify the accuracy of the information contained therein;

         (e) the undersigned acknowledges and understands that the Company may sell as many as 2.5 million shares of Common Stock on the same terms and conditions as set forth herein, although there can be no assurance that the Company will sell any such additional shares;

         (f) the undersigned acknowledges and understands that investment in the Shares involves a high degree of risk, including the risks set forth in the February Prospectus under the caption "Risk Factors";

         (g) the undersigned acknowledges that the undersigned has been offered an opportunity to ask questions of, and receive answers from, officers of the Company concerning all material aspects of the Company and its business, and that any request for such information has been fully complied with to the extent the Company possesses such information or can acquire it without unreasonable effort or expense;

         (h) the undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of an investment in the Company and can afford a complete loss of his investment in the Company;

         (i) the undersigned has never been notified by the Internal Revenue Service that the undersigned is subject to backup withholding;

         (j) the undersigned recognizes that no governmental agency has passed upon the issuance of the Shares or made any finding or determination as to the fairness of this investment;

         (k) if the undersigned is purchasing the Shares subscribed for hereby in a representative or fiduciary capacity, the representations and warranties contained herein shall be deemed to have been made on behalf of the person or persons for whom such Shares are being purchased;

         (l) the undersigned has not entered into any agreement to pay commissions to any persons with respect to the purchase or sale of the Shares, except commissions for which the undersigned will be responsible;

         (m) the undersigned acknowledges that (i) the Company will issue to Sunrise Securities Corp. ("Sunrise"), as a commission with respect to the sale of the Shares by the Company to the undersigned, (A) a number shares of Common Stock equal to 6% of the number of Shares being purchased by the undersigned hereunder and (B) five-year warrants to purchase, at a purchase price of $7.20 per share, a number shares of Common Stock equal to 5% of the number of Shares being purchased by the undersigned hereunder, and (ii) the Company will issue to Sunrise, as an unaccountable expense allowance, a number shares of Common Stock equal to 2% of the number of Shares being purchased by the undersigned hereunder or, at the option of Sunrise, cash in an amount equal to the product of such number of Shares and the Purchase Price.

         (n) the undersigned is an "Accredited Investor" as that term is defined in Section 501(a) of Regulation D promulgated under the Act. Specifically the undersigned is (check appropriate items(s)):

[   ]             (i) a bank as  defined in  section  3(a)(2)  of the Act,  or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;


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[   ]             (ii) a private  business  development  company  as  defined in section 202(a)(22) of the Investment Advisers Act of 1940;

[   ]            (iii) an  organization  described in section  501(c)(3) of the
Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring Shares, with total assets in excess of $5,000,000;

[   ]            (iv)  a director or executive officer of the Company;

[   ]            (v) a natural person whose  individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000;

[   ]            (vi) a  natural  person  who  had an  individual  income  (not including his or her spouse's income) in excess of $200,000 in 1994 and 1995 or joint income with his or her spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching such income level in 1996;

[   ]             (vii) a trust, with total assets in excess of $5,000,000,  not formed for the specific purpose of acquiring Shares, whose purchase is directed by a person having such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks entailed in the purchase of Shares; or

[   ]            (viii)  an  entity  in  which  all of the  equity  owners  are
Accredited Investors. (If this alternative is checked, the undersigned must identify each equity owner and provide statements signed by each demonstrating how each is qualified as an accredited investor.)

         5.  Registration of Shares under the Act.

         (a) The Company shall, at its expense, (i) not later than ten business days after the date hereof, file a registration statement (the "Registration Statement") to register under the Act the resale by the undersigned of the Shares, (ii) take all commercially reasonable actions to cause the Registration Statement to become effective under the Act, and (iii) after the Registration Statement is declared effective under the Act, furnish the undersigned with such number of copies of the prospectus (the "Prospectus") included in the Registration Statement as the undersigned may reasonably request to facilitate the resale of the Shares.

         (b) If at any time during the period that the undersigned owns any Shares an event (an "Event") shall have occurred that has caused the Prospectus to contain an untrue statement of a material fact or to omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, the Company shall (i) give the undersigned a notice (the "No-Sell Notice") that an Event has occurred, (ii) promptly (or, if in the reasonable judgment of the Company disclosure of the Event would be detrimental to the Company, promptly after disclosure of the Event would not be detrimental to the Company) take all commercially reasonable efforts to cause the Registration Statement not to contain an untrue statement of a material fact or to omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and
(iii) give the undersigned a notice (the "Sell Notice") when the Registration Statement does not contain an untrue statement of a material fact or to omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made. The undersigned shall not sell any Shares pursuant to the Registration Statement after it has received a No-Sell Notice until it has received a subsequent Sell Notice.

         (c) In connection with the Registration Statement, the undersigned shall furnish to the Company such information as the Company shall reasonably request.

         6. Indemnification. The undersigned understands the meaning and legal consequences of the representations and warranties made by the undersigned in this Agreement, and agrees to indemnify and hold harmless the Company and each of the Company's directors, officers, stockholders, employees, counsel, agents, successors, and assigns, if any, from and against any and all loss, damage, liability, or expense (including, without limitation, attorneys' fees), as and when incurred, due to or arising out of (in each case in whole or in part) any breach of any representation or warranty made by the undersigned set forth herein or in any other agreement or other document furnished by the undersigned to any of the foregoing in connection with this transaction, any failure by the undersigned to fulfill any of its covenants or agreements set forth herein or therein, or arising out of the resale or distribution by the undersigned of the Shares or any portion thereof in violation of the Act or any applicable foreign or state securities or "blue sky" law.

         7. Further Documents. The undersigned agrees that he will execute such other documents as may be necessary or desirable in connection with the transactions contemplated hereby.


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         8. Modification. Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, discharged, or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge, or termination is sought.

         9. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service or delivered (in person or by telecopy, telex or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, at its address set forth on the first page hereof, (ii) if to the undersigned, at his address set forth on the signature page hereto, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this
Section 9. Notice to the estate of any party shall be sufficient if addressed to the party as provided in this Section 9. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this
Section 9 shall be deemed given at the time of receipt thereof.

         10. Counterparts. This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each such counterpart shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

         11. Entire Agreement. This Subscription Agreement contains the entire agreement of the parties with respect to the subject matter hereof and there are no representations, covenants, or other agreements except as stated or referred to herein.

         12. Severability. Each provision of this Subscription Agreement is intended to be severable from every other provision, and the invalidity or illegality of any portion hereof shall not affect the validity or legality of the remainder hereof.
         13. Assignability. This Subscription Agreement is not transferable or assignable by the undersigned.

         14. Applicable Law. This Subscription Agreement has been negotiated and consummated in the State of New York and shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflict of laws.

         15. Choice of Jurisdiction. Any action or proceeding arising, directly, indirectly, or otherwise, in connection with, out of or from this Subscription Agreement, any breach hereof or any transaction covered hereby shall be resolved within the City of New York, State of New York, United States of America. Accordingly, the parties consent and submit to the jurisdiction of the United States federal and state courts located within the City of New York, State of New York, United States of America.

         16. Taxpayer Identification Number. The undersigned verifies under penalties of perjury that any Taxpayer Identification Number or Social Security Number shown on the signature page hereto is true, correct, and complete.

         17. Pronouns. Any personal pronoun shall be considered to mean the corresponding masculine, feminine, or neuter personal pronoun, as the context requires.


         IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement, this ____ day of ______, 1997.


Number of Shares Subscribed for:    _________  Shares




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INDIVIDUAL SUBSCRIBER:                  ENTITY SUBSCRIBER:
                                                                     ----------
------------------------------          -------------------------
(Signature of Subscriber)               (Print Name of Subscriber
                                                                     By: ------
-----------------------------           -------------------------
(Typed or Printed Name)                 Name:
                                        Title:
------------------------------
(Residence Address)                     -------------------------
                                        Address
------------------------------
(City, State and Zip Code)              -------------------------
                                        (City, State and Zip code)
------------------------------
(Telephone Number)                      -------------------------
                                        (Telephone Number)
------------------------------
(Telecopier Number)                     -------------------------
                                        (Telephone Number)
------------------------------
(Tax I.D. or  Social Security Number)   ----------------------------------
                                        (Tax I.D. or Social Security Number

ACCEPTED:

Interferon Sciences, Inc.


By:_____________________________
   Name:
   Title:

Date: __________, 1997



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